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                                  EXHIBIT LIST

             2.1 Asset Purchase Agreement dated as of January 4, 1997 between Raytheon Company and Texas Instruments Incorporated, heretfore filed as an exhibit to Former Raytheon's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 1997, is hereby incorporated by reference.

              2.2 Agreement and Plan of Merger dated as of January 16, 1997 by and between Raytheon Company and HE Holdings, Inc., filed as an exhibit to Former Raytheon's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 1997, is hereby incorporated by reference.

              2.3 Implementation Agreement dated as of January 16, 1997 by and between Raytheon Company and General Motors Corporation, filed as an exhibit to Former Raytheon's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 1997, is hereby incorporated by reference.

              2.4 Hughes Spin-Off Separation Agreement dated as of December 17,
                  1997 by and between HE Holdings, Inc. and General Motors Corporation filed as an exhibit to the Company's Registration Statement on Form S-3, File No. 333-44321, is hereby incorporated by reference.

              3.1 Raytheon Company Restated Certificate of Incorporation,
                  restated as of February 11, 1998.*

              3.2 Raytheon Company Amended and Restated By-Laws, as amended through January 28, 1998.*

              4.1 Indenture dated as of July 3, 1995 between Raytheon Company and The Bank of New York, Trustee, filed as an exhibit to Former Raytheon's Registration Statement on Form S-3, File No. 33-59241, is hereby incorporated by reference.

              4.2 Supplemental Indenture dated as of December 17, 1997 between
                  Raytheon Company and The Bank of New York, Trustee.*

              4.3 Rights Agreement dated as of December 15, 1997 between the
                  Company and State Street Bank and Trust Company, as Rights Agent, filed as an exhibit to the Company's Registration Statement on Form 8-A, File No. 1-13699, is hereby incorporated by reference.

             10.1 Raytheon Company 1976 Stock Option Plan, as amended, filed as an exhibit to the Company's Registration Statement on Form S-8, File No. 333-45629, is hereby incorporated by reference.
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             10.2 Raytheon Company 1991 Stock Plan, as amended, filed as an exhibit to the Company's Registration Statement on Form S-8, File No. 333-45629, is hereby incorporated by reference.

             10.3 Raytheon Company 1995 Stock Option Plan, filed as an exhibit to the Company's Registration Statement on Form S-8, File No. 333-45629, is hereby incorporated by reference.

             10.4 Plan for Granting Stock Options in Substitution for Stock
                  Options Granted by Texas Instruments Incorporated, filed as an exhibit to the Company's Registration Statement on Form S-8, File No. 333-45629, is hereby incorporated by reference.

             10.5 Plan for Granting Stock Options in Substitution for Stock
                  Options Granted by Hughes Electronics Corporation, filed as an exhibit to the Company's Registration Statement on Form S-8, File No. 333-45629, is hereby incorporated by reference.

             10.6 Raytheon Company 1997 Nonemployee Directors Restricted Stock
                  Plan, filed as an exhibit to the Company's Registration Statement on Form S-8, File No. 333-45629, is hereby incorporated by reference.

             10.7 Raytheon Company Deferral Plan for Directors, filed as an exhibit to Former Raytheon's Registration Statement on Form S-8, File No. 333-22969, is hereby incorporated by reference.

             10.8 Form of Raytheon Company Change in Control Severance
                  Agreement, filed as an exhibit to Former Raytheon's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, is hereby incorporated by reference. The Company has entered into Change in Control Severance Agreements in the form of Agreement filed as Exhibit 10.8 with each of the following executives: Peter R. D'Angelo, Christoph L. Hoffmann, Charles
                  Q. Miller, Dennis J. Picard, William H. Swanson and Arthur E. Wegner. The agreements are designed to provide the executive with certain severance benefits following a termination, all as more fully described in the form of Agreement. The Company has also entered into Change in Control Severance Agreements in the form of Agreement filed as Exhibit 10.8 with nineteen other executives, but which are immaterial to the Company. The agreements are designed to provide the executive with certain severance benefits following a termination, all as more fully described in the form of Agreement.

             10.9 Restricted Unit Award Agreement between the Company and Dennis
                  J. Picard, filed as an exhibit to Former Raytheon's Quarterly Report on Form 10-Q for the quarter ended June 29, 1997, is hereby incorporated by reference.
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            10.10 Form of HE Holdings, Inc. Executive Change in Control
                  Severance Agreement, filed as an exhibit to the Company's Registration Statement on Form S-4, File No. 333-37223, is incorporated herein by reference. HE Holdings has entered into Executive Change in Control Severance Agreements in the form of Agreement filed as Exhibit 10.10 with each of the following executives: John C. Weaver, Barry L. Abrahams, Kenneth C. Dahlberg, Gerald H. Putman, George E. Speake, William C. Bowes, Louise L. Francesconi, Robert L. Horowitz, John T. Kuelbs, Charles A. Leader, David L. McPherson, Charles S. Ream, Terry Snyder, Donald R. Infante, Frederick C. McNutt, David P. Molfenter and Jack O. Pearson. Such agreements are designed to provide the executive with certain payments if still employed by the Company at the end of the second and third years after the Spin-Off Merger Effective Time, all as more fully described in the form of Agreement.

            10.11 Form of HE Holdings Executive Retention Agreement, filed as an exhibit to the Company's Registration Statement on Form S-4, File No. 333-37223, is incorporated herein by reference. HE Holdings has entered into Executive Retention Agreements in the form of Agreement filed as Exhibit 10.11 with each of the following executives: John C. Weaver, Barry L. Abrahams, Kenneth C. Dahlberg, Gerald H. Putman, George E. Speake, William C. Bowes, Louise L. Francesconi, Robert L. Horowitz, John T. Kuelbs, Charles A. Leader, David L. McPherson, Charles
                  S. Ream, Terry Snyder, Donald R. Infante, Frederick C. McNutt, David P. Molfenter and Jack O. Pearson. Such agreements are designed to provide the executive with certain payments if still employed by the Company at the end of the second and third years after the Spin-Off Merger Effective Time, all as more fully described in the form of Agreement.

            10.12 Form of HE Holdings, Inc. Executive Retention Agreement (filed as an exhibit to the Company's Registration Statement on Form S-4, File No. 333-37223, is incorporated herein by reference. HE Holdings has entered into Executive Retention Agreements in the form of Agreement filed as Exhibit 10.12 with 86 other of its executives. The agreements are designed to provide the executive with certain payments if still employed by the Company at the end of the first and second years after the GM Spin-Off Merger Effective Time, all as more fully described in the form of Agreement.
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            10.13 Raytheon Company $4 billion Credit Facility -- Five Year
                  Competitive Advance and Revolving Credit Facility, filed as an exhibit to Former Raytheon's Quarterly Report on Form 10-Q for the quarter ended March 30, 1997, is hereby incorporated by reference.

            10.14 Raytheon Company $3 billion Credit Facility -- 364-day
                  Competitive Advance and Revolving Credit Facility, filed as an exhibit to Former Raytheon's Quarterly Report on Form 10-Q for the quarter ended March 30, 1997, is hereby incorporated by reference.

            10.15 HE Holdings, Inc. $3 billion Credit Facility -- Five Year
                  Competitive Advance and Revolving Credit Facility, filed as an exhibit to the Company's Registration Statement on Form S-4, File No. 333-37223, is hereby incorporated by reference.

            10.16 HE Holdings, Inc. $2 billion Credit Facility -- 364-day
                  Competitive Advance and Revolving Credit Facility, filed as an exhibit to the Company's Registration Statement on Form S-4, File No. 333-37223, is hereby incorporated by reference.

            13 Raytheon Company 1997 Annual Report to Stockholders (furnished for the information of the Commission and not to be deemed "filed" as part of this Report except to the extent that portions thereof are expressly incorporated herein by reference)*

            21    Subsidiaries of Raytheon Company.*

            23.1  Consent of Independent Accountants.*

            23.2  Report of Independent Accountants.*

            24    Powers of Attorney.*

            27    Financial Data Schedule.*

* Filed electronically herewith.